UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4101 North Thanksgiving Way

Lehi, UT  84043

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 1, 2022, Vivakor, Inc. (the “Company”), Jorgan Development, LLC, a Louisiana limited liability company (“Jorgan”) and JBAH Holdings, LLC, a Texas limited liability company ("JBAH" and, together with Jorgan, the "Sellers"), as the equity holders of Silver Fuels Delhi, LLC, a Louisiana limited liability company (“SFD”) and White Claw Colorado City, LLC, a Texas limited liability company (“WCCC”) closed on the previously disclosed Membership Interest Purchase Agreement among them dated June 15, 2022 (the “MIPA”). In accordance with the terms of the MIPA, the Company acquired all of the issued and outstanding membership interests in each of SFD and WCCC (the “Membership Interests”), making SFD and WCCC wholly owned subsidiaries of the Company. The purchase price for the Membership Interests was approximately $37.4 million, subject to post-closing adjustments, and was paid by the Company to the Sellers in a combination of 3,009,552 shares of the Company’s common stock, par value $0.001per share (the “Common Stock”) valued at an aggregate of $4,278,655, (the “Purchaser Stock Consideration”), secured three-year promissory notes in the aggregate principal amount of $28,664,284 (the “Notes”), and the assumption of certain liabilities of SFD and WCCC. The shares of Common Stock comprising the Purchaser Stock Consideration represented 19.99% of the number of issued and outstanding shares of the Company’s Common Stock immediately prior to issuance and were valued at the volume-weighted average price for the Company’s Common Stock on Nasdaq during the five trading days immediately preceding the closing date. In conjunction with the closing, Sellers entered into lock-up agreements for a period of up to 18 months with regard to the Purchaser Stock Consideration (the “Lock-up Agreements”).

The MIPA, including the exhibits thereto and related agreements, filed with the Company’s Form 8-K dated June 15, 2022 which was filed on June 22, 2022 (the “June 2022 8-K”) as Exhibits 2.1. 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 are incorporated herein by reference. The disclosure above does not purport to be a complete statement of the terms of the MIPA transaction and is qualified in its entirety by reference to the June 2022 8-K and the full text of the Exhibits filed therewith.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On August 1 2022, the Company consummated the transactions under the MIPA including the issuance of the 3,009,552 shares of Common Stock comprising the Purchaser Stock Consideration. The disclosure in Item 2.01 is incorporated herein by reference. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder.

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ITEM 8.01 OTHER EVENTS.

On August 2, 2022, the Company issued a press release announcing the closing under the MIPA.  A copy of the press release is provided as Exhibit 99.1 to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired. The Company intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b)

Pro Forma Financial Information. The Company intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(c)	Not applicable

(d)	Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide investors with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

• should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

• have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

• may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and

• were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in the Company’s periodic and other filings which are available without charge through the SEC’s website at http://www.sec.gov.

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Exhibit No.	Exhibit

2.1

Membership Interest Purchase Agreement dated as of June 15, 2022, by and among the Registrant, Jorgan Development, LLC and JBAH Holdings LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

4.1	Form of Secured Promissory Note of Registrant (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.1

Form of Shared Services Agreement among Endeavor Crude, LLC, Silver Fuels Delhi LLC and White Claw Colorado City, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.2	Form of Pledge Agreement (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.3

Form of Master Netting Agreement among Registrant, Silver Fuels Delhi LLC, White Claw Colorado City, LLC, Jorgan Development, LLC, JBAH Holdings, LLC, Endeavor Crude, LLC and White Claw Crude, LLC (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.4	Form of Guaranty Agreement (Incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.5	Form of Lock-Up Agreement (Incorporated by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.6	Form of Assignment of Membership Agreement (Incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.7	Form of Release Agreement (Incorporated by reference to Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.8

Oil Storage Agreement dated January 1,2021 by and between White Claw Colorado City, LLC and White Claw Crude, LLC (Incorporated by reference to Exhibit 10.8 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.9

Crude Petroleum Supply Agreement dated January 1,2021 by and between White Claw Crude, LLC and Silver Fuels Delhi LLC (Incorporated by reference to Exhibit 10.9 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

10.10

Form of First Amendment to Crude Petroleum Supply Agreement dated January 1,2021 by and between White Claw Crude, LLC and Silver Fuels Delhi LLC (Incorporated by reference to Exhibit 10.10 to the Registrant’s Current Report on Form 8-K filed on June 22, 2022)

99.1	Press Release of the Registrant dated August 2, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: August 5, 2022	By:	/s/ Matthew Nicosia
Name: Matthew Nicosia
Title: Chief Executive Officer

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